Exhibit 10.14

Supplementary Agreement on Repurchase Rights and

Performance Valuation Adjustment Mechanism Arrangement

This Supplementary Agreement on Repurchase Rights and Performance Valuation Adjustment Mechanism (VAM) Arrangement (“this Agreement”) is entered into at [Changsha City] on [March 30, 2023] by and between:

(1)

Autozi Internet Technology Co., Ltd., a limited liability company validly established and legally existing under the laws of the People’s Republic of China, whose unified social credit code is 911101010556872138A (“Company”);

(2)

Autozi Internet Technology (Global) Ltd., a limited company incorporated under the laws of the Cayman Islands with the registered addresses of 4th Floor, Harbour Place, 103 South Church Street, P.O. Box 10240, Cayman Company KYI-1002, Cayman Islands (“Cayman Company”);

(3)	Zhang Houqi, Chinese natural person, ID card number: 21010219611035718 (“de facto controller”);

(4)

Qirun Investment Co., Ltd., a limited company incorporated under the laws of the British Virgin Islands with the registered addresses of Craigmuir Chambers, Road Town, Tortola, VG 1110, British Virgin Islands;

(5)	Qichuang Development Co., Ltd, a limited partnership validly established and legally existing under the laws of the People’s Republic of China, whose unified social credit code is 91110108358325678J;

(6)

Qichuang Development Co., Ltd, a limited company incorporated under the laws of the British Virgin Islands with the registered addresses of [Start Chambers, Wickham’s Cay II P O Box 2221, Road Town Tortola, British Virgin Islands];

(7)

Qizhi Investment management Limited, a limited partnership validly established and legally existing under the laws of the People’s Republic of China, whose unified social credit code is 911101083303953593;

(8)

Qizhi Investment management Limited, a limited company incorporated under the laws of the British Virgin Islands with the registered addresses of [Start Chambers, Wickham’s Cay II P O Box 2221, Road Town Tortola, British Virgin Islands];

(9)	Entities listed in the Appendix (collectively or individually “Investors”)

In this Agreement, each of the above signatories is referred to individually as a “Party” and collectively as the “Parties.”

Whereas:

(1)

Each of the Company, the Investor and other interested parties has executed a series of Transaction Documents (“Transaction Documents”) relating to the Company’s equity investment in multiple rounds, which have made preliminary agreement on the Investor’s repurchase right in the Company and the performance VAM arrangement of the Company. The Transaction Documents refer to the Agreement on Capital Increase and Share Expansion of Autozi Internet Technology Co., Ltd. signed by relevant parties on March 23, 2023, The Investment Agreement on Autozi Internet Technology Co., Ltd. signed by the parties on May 13, 2022; The Investment Agreement of Hunan Tianchang Real Estate Co., Ltd. for Autozi Internet Technology Co., Ltd. signed by relevant parties on June 22, 2020, The Agreement on Capital Increase and Share Expansion of Autozi E-Commerce (Beijing) Co., Ltd. signed by the relevant parties on November 24, 2017, The Agreement on Capital Increase and Share Expansion of Autozi E-Commerce (Beijing) Co., Ltd. signed by the relevant parties on June 26, 2017, The Agreement on Capital Increase and Share Expansion of Regent Capital Asia Ltd. signed by relevant parties on April 19, 2017, The BJGYXC Ltd Capital Increase Agreement signed by relevant parties on January 24, 2017, The Agreement on Capital Increase and Share Expansion of Ningbo Meishan Free Trade Port Zone Ignite II Equity Investment Partnership (Limited Partnership) by relevant parties on October 24, 2016, The Agreement on Capital Increase and Share Expansion of Autozi E-Commerce (Beijing) Co., Ltd. by relevant parties on May 16, 2016, All terms and conditions of the Supplementary Agreement between Guangzhou Heying Investment Partnership (Limited Partnership) and the Company and its de facto controller, The Performance Commitment Agreement on Autozi E-Commerce (Beijing) Co., Ltd. signed by the relevant parties on February 3, 2016, and the Round A Capital Increase Agreement signed by the relevant parties on July 20, 2015; The Investment Agreement signed by the parties on 16 December 2011;

(2)

For the purpose of qualified listing, the Company and relevant parties agree to restructure the domestic interests of the Company, and have established the listing structure of Cayman Company and most investors hold shares through their own or related parties transferred out to the level of Cayman Company (hereinafter referred to as “Overseas overseas Restructuring”). As of the date of this Agreement, Cayman Company has submitted its listing application to the NASDAQ Stock Exchange;

(3)

The rights of special shareholders of the investor under the original transaction documents, such as preferential subscription right, anti-dilution right, profit distribution priority, repurchase right and preferential liquidation right, and / or other arrangements for shareholders with the same shares and rights that do not meet the IPO regulations of US stocks;

(4)

As a shareholder / equity holder of the Company and / or Cayman Company, each party agrees that this Agreement shall provide further supplementary provisions on the repurchase right enjoyed by the Investor based on the transaction documents, relevant arrangements on performance VAM terms, rights and obligations of each party, etc.

Now, through friendly negotiation, the parties agree as follows:

1. For the purposes hereof:

(1)

“Repurchase Right and Performance VAM Arrangement” refer to that, according to the transaction documents signed by Investors or their related parties and the Company and / or de facto controller, when specific conditions agreed in the transaction documents are triggered, the right of the Investor under the Transaction Documents to require the Company and / or the de facto controller to repurchase all or part of the Company’s equity held by the Investor at an agreed price and in a manner, or the right to require the Company and / or de facto controller to make equity or cash compensation to the Investor.

(2)	“Qualified Listing” refers to the initial public offering and trading of the shares of Cayman Company on the NASDAQ Stock Exchange or other stock exchanges recognized by the Investor.

2. The Investor (or through its overseas investors) shall not have any special shareholder rights at the Cayman Company level that are different from those of the ordinary shareholders of the Cayman Company, nor enjoy any pre-emption right, anti-dilution, profit distribution priority, priority liquidation rights and other rights of investors special shareholders. For the avoidance of doubt, if the Investor (or through its overseas investor) has not yet realized the equity holding at the level of Cayman Company, it shall still be entitled to enjoy the corresponding shareholders’ equity based on the equity ratio confirmed in the transaction agreement.

3. The Parties unanimously confirm and agree that, given that the overseas restructuring has not been substantially completed in full, the substantial equity interest ratio enjoyed by the Parties at the beginning of and during the restructuring shall be subject to the proportion of shareholders’ equity confirmed in the trading agreement at the company level (For the avoidance of doubt, except otherwise agreed in writing by the Investor, each Investor shall, at any stage of the overseas restructuring, regardless of whether the overseas restructuring is completed or not, or any internal resolution signed in coordination with the steps of this overseas restructuring, each Investor shall not be deemed as a waiver of its rights and shall enjoy its shareholders’ rights in proportion to its substantial interests, and each Party shall be obliged to ensure that the substantial interests of each Investor are realized and safeguarded at the level of Cayman).

4. If Cayman Company has completed a qualified listing, the Investor agrees to completely terminate any repurchase right, the right to demand compensation in any manner from the Company or the de facto controller or other similar rights based on the right of repurchase and performance VAM arrangements, and waives the right to make any request, demand, claim or compensation against any subject of obligation such as the Company and / or the de facto controller based on the foregoing rights, and execute this Agreement and all necessary documents to confirm the termination of such terms and the waiver of rights.

5. If Cayman Company terminates its qualified listing application or the Exchange rejects its qualified listing application (for the avoidance of doubt, the suspension of its listing application by Cayman Company during the listing process shall not be deemed as failure of Cayman to complete the qualified listing. However, if it fails to resume its listing application within 12 months after the suspension, it shall also be deemed that Cayman Company has terminated its qualified listing application.), the pre-emptive right, anti-dilution, profit distribution priority, pre-liquidation right, repurchase right and performance VAM arrangement originally enjoyed by Investors based on the Transaction Documents will automatically regain their effectiveness and will still be legally binding. At this time, the Investor has the right to enjoy corresponding rights at the level of Cayman Company and its domestic and overseas subsidiaries according to the shareholding ratio before the overseas listing and reorganization in accordance with relevant provisions of the Transaction Document. In addition, each party shall unconditionally sign relevant shareholder agreement and other documents specifying rights and obligations within [30] natural days from the date of failure to complete qualified listing. However, at this time, notwithstanding any contrary agreement in the Transaction Documents:

(1)

The Parties agree that the Company and the de facto controller shall assume legal liabilities to the Investor under the repurchase right and performance VAN terms as set forth in the original Transaction Documents, including but not limited to payment of repurchase funds and the repurchase of the investors’ equity, and the corresponding indemnity and compensation to the Investors for the equity or cash to be paid to the Investors in the performance VAM clauses; For the avoidance of doubt, the entity that assumes the first repurchase obligation and performance VAM compensation responsibility shall be the de facto controller. The Company and / or Cayman Comapny shall assume any additional and joint liability to the VAM arrangement for the repurchase obligations and performance under the Transaction Documents.

(2)

The Parties agree that, except as otherwise agreed herein, the repurchase rights and performance compensation arrangements shall be performed in accordance with the terms and conditions set forth in the Transaction Documents, including but not limited to the notice mechanism, repurchase or compensation consideration. The amount of any indemnity, compensation, liquidated damages, interest etc. (“Compensation Amount”) arising from the repurchase obligation and performance VAM terms shall be subject to the provisions of the original Transaction Documents and performed by all parties in accordance with the corresponding mechanism.

6. Each Party undertakes and shall procure that its Affiliates, their respective managers, directors, employees, agents and professional advisers treat and keep confidential (and shall not disclose or provide access to any subject) all of the following information: (1) the existence of this Agreement, the contents of this Agreement and the arrangements proposed in this Agreement; and (ii) Information provided by all parties related to trade secrets, technology, copyright, patents, trademarks, research and development, pricing and marketing programs, details of suppliers, clients and consultants, business planning programmes, new recruitment programmes and all other confidential or proprietary information relating to the parties and their respective affiliates. Notwithstanding the foregoing, (i) with the prior written consent of the Company, each Investor may disclose Confidential Information to related parties, shareholders / partners, officers, directors, employees, agents and professional advisers of that party or its related parties; (ii) except where a party is required by law, regulation, governmental authority or industry self-regulation to disclose information relating to this Agreement, provided thatthe party who needs to disclose the information shall notify the other party within a reasonable time before the disclosure.

7. The Supplementary Agreement on Repurchase Rights and Performance Valuation Adjustment Mechanism Arrangement shall constitute an integral part of the relevant Transaction Documents between each Investor and the Company and / or the Founding Shareholders, and completely replace any part of the Transaction Documents and Repurchase and Performance Valuation Adjustment Mechanism Arrangement that is inconsistent with relevant provisions hereof, except that the original contents of the Transaction Documents are restored in accordance with this Agreement if the qualified listing is not completed. The contents not agreed herein, including but not limited to the liability for breach of contract, applicable laws and dispute settlement arrangements shall still apply to the terms of the Transaction Agreement.

8. This Agreement shall come into force after being signed by natural persons of all parties, and signed/sealed by the legal representative, competent representative or authorized representative of the organization and affixed with official seal.

9. This Agreement may be amended or changed upon consensus of all parties hereto. Any modification or change must be made in writing and become effective to the relevant signatory after being signed by the parties hereto.

10. This Agreement shall be executed in Chinese in [thirty-five (35)] originals with the same legal effect, one (1) for each party.

(No text below)

Signature Page of the Parties to the Supplementary Agreement on Repurchase Rights and Performance Valuation Adjustment Mechanism Arrangement

Autozi Internet Technology Co., Ltd. (seal)

Signature:
Name: Zhang Houqi
Title: Legal Representative

Autozi Internet Technology (Global) Ltd
Signature:
Name: Zhang Houqi
Title: Authorised representative

Signature Page of the Parties to the Supplementary Agreement on Repurchase Rights and Performance Valuation Adjustment Mechanism Arrangement

Zhang Houqi

(signature):

Qirun Investment Co., Ltd.

Signature:
Name: Zhang Houqi
Title: Authorised representative

Signature Page of the Parties to the Supplementary Agreement on Repurchase Rights and Performance Valuation Adjustment Mechanism Arrangement

Qichuang Development Co., Ltd (seal)

Signature:
Name: Zhang Weixi (seal)
Title: Executive partner

Qichuang Development Co., Ltd

Signature: Zhang Weixi
Name: Zhang Weixi
Title: Authorized Representative

Signature Page of the Parties to the Supplementary Agreement on Repurchase Rights and Performance Valuation Adjustment Mechanism Arrangement

Qizhi Investment management Limited (seal)
Signature:
Name: Zhang Houqi (seal)
Title: Executive partner

Qizhi Investment management Limited
Signature:
Name: Zhang Houqi
Title: Authorised representative

Signature Page of the Parties to the Supplementary Agreement on Repurchase Rights and Performance Valuation Adjustment Mechanism Arrangement

JiuZhou JY Investment Limited (seal)

Signature:
Name: Zhang Songhua
Title: Representative appointed by the executive partner

JiuZhou JY Investment Limited

Signature:
Name: Yang Jianping
Title: Authorised representative

Signature Page of the Parties to the Supplementary Agreement on Repurchase Rights and Performance Valuation Adjustment Mechanism Arrangement

Regent Capital Asia Ltd. (seal)

Signature:
Name: Ling Daiwai
Title: Representative appointed by the executive partner

Regent Capital Asia Ltd.

Signature:
Name: Ling Daiwai
Title: Authorised representative

Signature Page of the Parties to the Supplementary Agreement on Repurchase Rights and Performance Valuation Adjustment Mechanism Arrangement

Yu Tianyi

Signature:

Newlight Management Limited.

Signature:
Name: Yu Tianyi
Title: Authorised representative

Signature Page of the Parties to the Supplementary Agreement on Repurchase Rights and Performance Valuation Adjustment Mechanism Arrangement

Beijing Yonyou Innovation Investment Center (Limited Partnership) (seal)

Signature:
Name: Wu Zhengping (seal)
Title: Representative appointed by the executive partner

Signature Page of the Parties to the Supplementary Agreement on Repurchase Rights and Performance Valuation Adjustment Mechanism Arrangement

Changsha Qixin Zhongyin Enterprise Consulting Management Center (Limited Partnership) (seal)

Signature:
Name: Xie Juan
Title: Representative appointed by the executive partner

Signature Page of the Parties to the Supplementary Agreement on Repurchase Rights and

Performance Valuation Adjustment Mechanism Arrangement

TTGH Capital Limited.

Signature:
Name: Ai He
Title: Executive partner

TTGH Capital Limited.

Signature:
Name: Xie Guoman
Title: Authorised representative

Signature Page of the Parties to the Supplementary Agreement on Repurchase Rights and Performance Valuation Adjustment Mechanism Arrangement

Anrong Investment management Limited (seal)

Signature:
Name: Yue Chengjin
Title: Executive partner

Anrong Investment management Limited

Signature:
Name: Zhang Houqi
Title: Authorised representative

Signature Page of the Parties to the Supplementary Agreement on Repurchase Rights and Performance Valuation Adjustment Mechanism Arrangement

BJGYXC Ltd (seal)
Signature:
Name: Fang Mian
Title: Representative appointed by the executive partner

BJGYXC Ltd
Title: Authorized Representative
Signature:
Name: Fang Mian
Title: Authorised representative

Signature Page of the Parties to the Supplementary Agreement on Repurchase Rights and Performance Valuation Adjustment Mechanism Arrangement

BJGLXY Ltd (seal)
Signature:
Name: Fang Mian
Title: Representative appointed by the executive partner

BJGLXY Ltd
Title: Authorized Representative
Signature:
Name: Fang Mian
Title: Authorised representative

Signature Page of the Parties to the Supplementary Agreement on Repurchase Rights and Performance Valuation Adjustment Mechanism Arrangement

BJGSDX Ltd (seal)
Signature:
Name: Fang Mian
Title: Representative appointed by the executive partner

BJGSDX Ltd
Title: Authorized Representative
Signature:
Name: Fang Mian
Title: Authorised representative

Signature Page of the Parties to the Supplementary Agreement on Repurchase Rights and Performance Valuation Adjustment Mechanism Arrangement

Ningbo Meishan Free Trade Port Zone Ignite II Equity Investment Partnership

(Limited Partnership) (seal)

Signature:

Name: Hong Shaohua

Title: Representative appointed by the executive partner

BJGRGO Ltd

Signature:

Name: Fang Mian

Title: Authorised representative

Signature Page of the Parties to the Supplementary Agreement on Repurchase Rights and Performance Valuation Adjustment Mechanism Arrangement

Zoyone Limited (seal)

Signature:

Name: Tao Maohua

Title: Legal Representative

Zoyone Limited

Signature:

Name: Tao Maohua

Title: Authorised representative

Signature Page of the Parties to the Supplementary Agreement on Repurchase Rights and Performance Valuation Adjustment Mechanism Arrangement

Ningbo Meishan Free Trade Port Zone Ignite II Equity Investment Partnership (Limited Partnership) (seal)

Signature:
Name: Jiang Qing
Title: Representative appointed by the executive partner

Signature Page of the Parties to the Supplementary Agreement on Repurchase Rights and Performance Valuation Adjustment Mechanism Arrangement

Liu Rui

(signature):

Jing Ben Mao Yuan Development Co., Ltd.

Signature:
Name: Liu Rui
Title: Authorised representative

Signature Page of the Parties to the Supplementary Agreement on Repurchase Rights and Performance Valuation Adjustment Mechanism Arrangement

Wuhu Jinghu Zhenye Investment Fund Co. Ltd. (seal)

Signature:
Name: Cheng Rongzhe
Title: Legal Representative

Signature Page of the Parties to the Supplementary Agreement on Repurchase Rights and Performance Valuation Adjustment Mechanism Arrangement

Wuhu Venture Capital Fund Co. Ltd. (seal)
Signature:
Name: Wu Yunfei
Title: Legal Representative

Signature Page of the Parties to the Supplementary Agreement on Repurchase Rights and Performance Valuation Adjustment Mechanism Arrangement

Anhui Junli Jufu Technology Center (Limited Partnership) (seal)

Signature:
Name: Lei Yu
Title: Executive partner

Appendix

(1)

CDIB Private Equity (Fujian) Enterprise (Limited Partnership), a limited partnership validly established and legally existing under the laws of the People’s Republic of China, whose unified social credit code is 913500003995715176 (“Domestic Investor 1”);

(2)

JiuZhou JY Investment Limited, a limited partnership validly established and legally existing under the laws of the People’s Republic of China, whose unified social credit code is 91310000087809493N (“Domestic Investor 2”);

(3)

JiuZhou JY Investment Limited, a limited company incorporated under the laws of the British Virgin Islands with the registered addresses of Start Chambers, Wickham’s Cay II P O Box 2221, Road Town Tortola, British Virgin Islands (“Overseas Investor 1”);

(4)	Sun Hailan, a natural person in China, whose ID number is [110105197802230428] (“Domestic Investor 3”);

(5)

Ruida Development Co., Ltd., a limited company incorporated under the laws of the British Virgin Islands with the registered addresses of Craigmuir Chambers, P.O. Box 71, Road Town, Tortola VG 1110, British Virgin Islands (“Overseas Investor 2”);

(6)

Regent Capital Asia Ltd, a limited partnership incorporated validly established and legally existing under the laws of the People’s Republic of China, whose unified social credit code is 91440300359877386U (“Domestic Investor 4”);

(7)

Regent Capital Asia Ltd., a limited company incorporated under the laws of the British Virgin Islands with the registered addresses of OMC Chambers, Wickhams Cay 1, Road Town, Tortola, British Virgin Islands (“Overseas Investor 3”);

(8)	Yu Tianyi, a natural person in China, whose ID number is [110103199607121812] (“Domestic Investor 5”);

(9)

Newlight Management Limited., a limited company incorporated under the laws of the British Virgin Islands with the registered addresses of Start Chambers, Wickham’s Cay IIP O Box 2221, Road Town Tortola, British Virgin Islands (“Overseas Investor 4”);

(10)

Beijing Yonyou Innovation Investment Center (Limited Partnership), a limited partnership validly established and legally existing under the laws of the People’s Republic of China, whose unified social credit code is 9111010855859053XP (“Domestic Investor 6”);

(11)

Changsha Qixin Zhongyin Enterprise Consulting Management Center (Limited Partnership), a limited partnership validly established and legally existing under the laws of the People’s Republic of China, whose unified social credit code is 91430103MA4RF4N67H (“Domestic Investor 7”);

(12)

BJGSDX Ltd, a limited partnership validly established and legally existing under the laws of the People’s Republic of China, whose unified social credit code is 91330206MA284JGL59 (“Domestic Investor 8”);

(13)

BJGSDX Ltd, a limited company incorporated under the laws of the British Virgin Islands with the registered addresses of OMC Chambers, Wickhams Cay 1, Road Town, Tortola, British Virgin Islands (“Overseas Investor 5”);

(14)

BJGLXY Ltd, a limited partnership validly established and legally existing under the laws of the People’s Republic of China, whose unified social credit code is 91330206MA284GP452 (“Domestic Investor 9”);

(15)

BJGLXY Ltd, a limited company incorporated under the laws of the British Virgin Islands with the registered addresses of OMC Chambers, Wickhams Cay 1, Road Town, Tortola, British Virgin Island (“Overseas Investor 6”);

(16)

BJGRGQ Ltd, a limited partnership validly established and legally existing under the laws of the People’s Republic of China, whose unified social credit code is 91330206MA293YQDXB(“Domestic Investor 10”);

(17)

BJGRGQ Ltd, a limited company incorporated under the laws of the British Virgin Islands with the registered addresses of OMC Chambers, Wickhams Cay 1, Road Town, Tortola, BritishVirgin Islands (“Overseas Investor 7”);

(18)

TTGH Capital Limited., a limited partnership validly established and legally existing under the laws of the People’s Republic of China, whose unified social credit code is 911101025768986770 (“Domestic Investor 11”);

(19)

TTGH Capital Limited., a limited company incorporated under the laws of the British Virgin Islands with the registered addresses of Start Chambers, Wickham’s Cay II P O Box 2221, Road Town Tortola, British Virgin Islands (“Overseas Investor 8”);

(20)	Ji Siyuan, a natural person in China, whose ID number is [510132199808010015] (“Domestic Investor 12”);

(21)

JSY LIMITED., a limited company incorporated under the laws of the British Virgin Islands with the registered addresses of Start Chambers, Wickham’s Cay IIP O Box 2221, Road Town Tortola, British Virgin Islands (“Overseas Investor 9”);

(22)

Anrong Investment management Limited, a limited partnership validly established and legally existing under the laws of the People’s Republic of China, whose unified social credit code is 91110108MA0097CD8W (“Domestic Investor 13”);

(23)

Anrong Investment management Limited, a limited company incorporated under the laws of the British Virgin Islands with the registered addresses of Start Chambers, Wickham’s Cay II P 0 Box 2221, Road Town Tortola, British Virgin Islands (“Overseas Investor 10”);

(24)

BJGYXC Ltd, a limited partnership validly established and legally existing under the laws of the People’s Republic of China, whose unified social credit code is 91330206MA28262088 (“Domestic Investor 14”);

(25)

BJGYXC Ltd, a limited company incorporated under the laws of the British Virgin Islands with the registered addresses of OMC Chambers, Wickhams Cay 1, Road Town, Tortola, British Virgin Islands (“Overseas Investor 11”);

(26)

Zoyone Limited, a limited partnership validly established and legally existing under the laws of the People’s Republic of China, whose unified social credit code is 91440300075164114W (“Domestic Investor 15”);

(27)

Zoyone Limited, a limited company incorporated under the laws of the British Virgin Islands with the registered addresses of Start Chambers, Wicldiam’s Cay II P O Box 2221, Road Town Tortola, British Virgin Islands (“Overseas Investor 12”);

(28)

Ningbo Meishan Free Trade Port Zone Ignite II Equity Investment Partnership (Limited Partnership), a limited partnership validly established and legally existing under the laws of the People’s Republic of China, whose unified social credit code is 91330206MA282BLA4G (“Domestic Investor 16”);

(29)	Liu Rui, a natural person in China, whose ID number is [410105196611093316] (“Domestic Investor 17”);

(30)

Jing Ben Mao Yuan Development Co., Ltd., a limited company incorporated under the laws of the British Virgin Islands with the registered addresses of Vistra Coiporate Services Centre, Wickliams Cay II, Road Town, Tortola VG 1110, British Virgin Islands (“Overseas Investor 13”);

(31)

Wuhu Jinghu Zhenye Investment Fund Co. Ltd., a limited partnership validly established and legally existing under the laws of the People’s Republic of China, whose unified social credit code is 91340202MA8MY7TL2K (“Domestic Investor 18”);

(32)	Sun Jianmin, a natural person in China, whose ID number is [110108196412168977] (“Domestic Investor 19”);

(33)

Sunny-you Investment Co., Ltd., a limited company incorporated under the laws of the British Virgin Islands with the registered addresses of Start Chambers, Wickham’s Cay II P O Box 2221, Road Town Tortola, British Virgin Islands (“Overseas Investor 14”);

(34)

Wuhu Venture Capital Fund Co. Ltd., a limited partnership validly established and legally existing under the laws of the People’s Republic of China, whose unified social credit code is 91340207MA2NPQG51J (“Domestic Investor 20”);

(35)

Anhui Junli Jufu Technology Center (Limited Partnership), a limited partnership validly established and legally existing under the laws of the People’s Republic of China, whose unified social credit code is 91340202MA8Q4G246N (“Domestic Investor 21”);